UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3406 SW 26th Terrace, Suite C-1
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2024, Flora Growth Corp. (the "Flora") entered into a binding letter of intent (the "Agreement") with TruHC Holding GmbH (the "Seller") to acquire all of the issued and outstanding shares of TruHC Pharma GmbH (the "Transaction"). Under the Agreement, Flora will issue to Seller 2,770,562 common shares with an aggregate deemed purchase price of US$6,400,000 (the "Consideration Shares"). The Consideration Shares will be issued in two steps, the first will be completed following the execution of a definitive agreement whereby Flora will issue common shares representing 19.99% of the issued and outstanding common shares of Flora at a deemed price per share of US$2.31, being the closing Flora share price on the Nasdaq Capital Market on the day prior to signing the Agreement. The second step will be completed following shareholder approval for the issuance of the remaining Consideration Shares.

Under the Agreement, each of Flora and Seller agreed to proceed diligently and in good faith in the negotiation, execution and delivery of a definitive agreement. The Transaction is subject to receipt of final tax, corporate and securities law advice for both Flora and the Seller.

The Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K and in the exhibit hereto includes forward-looking statements. These forward-looking statements include statements relating to the Agreement, the Transaction, entering into a definitive agreement, the issuance of the Consideration Shares and shareholder approval to issue the Consideration Shares in the second step of the Transaction. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1	Letter Agreement by and between Flora Growth Corp. and TruHC Holding GmbH, dated April 1, 2024
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: April 5, 2024	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer